UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2005

(Exact name of registrant as specified in its charter)
KENTUCKY (State or other jurisdiction of incorporation or organization)	0-1469 (Commission File Number)	61-0156015 (IRS Employer Identification No.)
700 Central Avenue Louisville, KY 40208 (Address of principal executive offices) (Zip Code)
(502) 636-4400 Registrant's telephone number, including area code
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Amendment to the Form 8-K of Churchill Downs Incorporated filed July 12, 2005 is being filed to include an exhibit to Exhibit 10.1 that was misfiled as a separate exhibit in the original Edgar filing.

Item 9.01      Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 10.1	Asset Purchase Agreement between Churchill Downs California Company and Bay Meadows Land Company, LLC dated as of July 6, 2005.
Exhibit 99.1	Press Release dated July 6, 2005.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCHILL DOWNS INCORPORATED
Date: July 18, 2005	By: /s/Michael E. Miller Michael E. Miller Executive Vice President and Chief Financial Officer

3